UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2023

7GC & CO. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

388 Market Street, Suite 1300

San Francisco, California 94111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 13, 2023, the stockholders of 7GC & Co. Holdings Inc., a Delaware corporation (“7GC” or, after giving effect to the Business Combination (as defined herein), the “Company”), approved the previously announced business combination (the “Business Combination”) with Banzai International, Inc., a Delaware corporation (“Banzai”), pursuant to that certain Agreement and Plan of Merger and Reorganization (the “Original Merger Agreement”), dated as of December 8, 2022, by and among 7GC, Banzai, 7GC Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of 7GC, and 7GC Merger Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of 7GC, as amended by the Amendment to Agreement and Plan of Merger, dated as of August 4, 2023, by and between 7GC and Banzai (the “Amendment” and together with the Original Merger Agreement, the “Merger Agreement”), at a special meeting of stockholders concluded on December 13, 2023 (the “Special Meeting”). On December 14, 2023, 7GC (i) consummated the Business Combination and (ii) filed the Second Amended and Restated Certificate of Incorporation (the “A&R Charter”) with the Delaware Secretary of State, which replaced 7GC’s existing amended and restated certificate of incorporation (the “Existing Charter”) and changed the Company’s name from “7GC & Co. Holdings Inc.” to “Banzai International, Inc.”

Item 5.02    Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 14, 2023, following the closing of the Business Combination, the board of directors of the Company (the “Board”) appointed Mr. Mark Musburger, age 59, as Chief Financial Officer. Mr. Musburger will be responsible for leading the Company’s financial matters and will report to Mr. Joseph Davy, Chief Executive Officer. Mr. Musburger has served as Banzai’s Vice President of Finance since 2022. Mr. Musburger previously served as the Chief Financial Officer of Corvee from 2021 to 2022, as the Senior Director of Finance at Identity Digital from 2016 to 2021, as a Director, Finance at Avalara from 2014 to 2016 and as a Director, FP&A at Solavei from 2013 to 2014. Mr. Musburger holds a bachelor’s degree in finance and economics and a masters in business administration from Seattle University.

There is no arrangement or understanding with any person pursuant to which Mr. Musburger was appointed to Chief Financial Officer. There are no family relationships between Mr. Musburger and any director or executive officer of the Company, and Mr. Musburger is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On December 13, 2023, 7GC held the Special Meeting to approve the Business Combination and for the following purposes:

(1)	to consider and vote upon a proposal to approve and adopt the Merger Agreement and the transactions contemplated therein (the “Business Combination Proposal”);

(2)	to consider and vote upon a proposal to approve the A&R Charter (the “Binding Charter Proposal”);

(3)

to consider and vote upon separate proposals to approve, on a non-binding advisory basis, the following material differences between the A&R Charter and the Existing Charter, which are reflected in the A&R Charter:

(A)

to increase the Company’s authorized shares of Class A common stock, par value $0.0001 per share (“Company Class A Shares”), to 250,000,000 shares, its shares of Class B common stock, par value $0.0001 per share (“Company Class B Shares” and together with Company Class A Shares, the “Company Common Stock”), to 25,000,000 shares, and its authorized shares of preferred stock to 75,000,000 shares (“Proposal 3A”);

(B)

to provide that the holders of Company Class A Shares will be entitled to cast one vote per share, and the holders of Company Class B Shares will be entitled to cast ten votes per share, on each matter properly submitted to the stockholders entitled to vote thereon (“Proposal 3B”);

(C)

to require the approval of Mr. Joseph Davy to amend, repeal, waive or alter provisions in Section A of Article IV of the A&R Charter that would adversely affect the rights of holders of Company Class B Shares (“Proposal 3C”);

(D)

to require an affirmative vote of at least 66 2/3% of voting power of the shares of capital stock of the Company entitled to vote on the election of directors to alter, amend or repeal the amended and restated bylaws of the Company, which replaced 7GC’s existing bylaws (“Proposal 3D”);

(E)

to require an affirmative vote by the holders of at least 66 2/3% of the voting power of the shares of capital stock of the Company entitled to vote thereon to amend, alter, change, or repeal or adopt certain provisions of the A&R Charter (“Proposal 3E”);

(F)

to require an affirmative vote by the holders of at least 66 2/3% of the voting power of the shares of capital stock of the Company entitled to vote on the election of directors to remove a director with cause (“Proposal 3F”);

(G)

to approve and adopt the A&R Charter that includes the approval of Proposals 3A, B, C, D, E, and F and provides for certain additional changes, including changing the Company’s name from “7GC & Co. Holdings Inc.” to “Banzai International, Inc.” and eliminating the provisions relating to the Company’s status as a blank check company (“Proposal 3G” and, together with Proposals 3A, B, C, D, E, and F, the “Advisory Charter Proposals”);

(4)

to consider and vote upon a proposal to elect, effective as of the closing of the Business Combination, each of Jack Leeney, Joseph Davy, Paula Boggs, Mason Ward, and William Bryant to serve as directors for staggered 1-year, 2-year, or 3-year terms on the Board until the 2024, 2025, and 2026 annual meetings of stockholders, as applicable, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation, or removal (the “Director Election Proposal”);

(5)

to consider and vote upon a proposal to approve, for purposes of complying with the applicable listing rules of the Nasdaq Global Market: (A) the issuance of shares of Company Common Stock pursuant to the Merger Agreement and in connection with the Business Combination, including pursuant to that certain Share Purchase Agreement, dated as of May 27, 2022, by and between Banzai and GEM Global Yield LLC SCS, a “société en commandite simple” formed under the laws of Luxembourg having LEI No. 213800CXBEHFXVLBZO92, and GEM Yield Bahamas Limited, a limited company formed under the laws of the Commonwealth of the Bahamas, that certain fee reduction agreement, dated as of November 8, 2023, by and between 7GC and Cantor Fitzgerald, and the PIPE transaction that 7GC and Banzai intended to enter into in connection with the Business Combination; and (B) the related change of control of the Company to occur in connection with the consummation of the Business Combination (the “Nasdaq Proposal”);

(6)	to consider and vote upon a proposal to approve and adopt the Banzai International, Inc. 2023 Equity Incentive Plan (the “Incentive Plan Proposal”);

(7)	to consider and vote upon a proposal to approve and adopt the Banzai International, Inc. 2023 Employee Stock Purchase Plan (the “ESPP Proposal”); and

(8)

to consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient shares represented to constitute a quorum necessary to conduct business at the Special Meeting or votes for the approval of one or more proposals at the Special Meeting or to the extent necessary to ensure that any required supplement or amendment to the proxy statement/prospectus is provided to the 7GC stockholders (the “Adjournment Proposal”).

There were 9,079,638 shares of 7GC’s common stock issued and outstanding on the record date for the Special Meeting. At the Special Meeting, there were at least 4,539,820 shares voted by proxy or in person, which constituted a quorum of the shares of Company Common Stock entitled to vote on the Business Combination Proposal, the Director Election Proposal, the Nasdaq Proposal, the Incentive Plan Proposal, the ESPP Proposal, and the Adjournment Proposal, including at least 1,664,180 Company Class A Shares and 2,875,001 Company Class B Shares, which constituted a quorum of the Company Class A Shares and a quorum of the Company Class B Shares entitled to vote on the Binding Charter Proposal and the Advisory Charter Proposals. The results for each matter were as follows:

•	7GC’s stockholders approved the Business Combination Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
7,919,197	297,920	0	0

•	7GC’s stockholders approved the Binding Charter Proposal, based on the following votes:

Class A Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,194,197	297,920	0	0

Class B Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
5,725,000	0	0	0

•	7GC’s stockholders approved Proposal 3A, based on the following votes:

Class A Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,194,197	297,920	0	0

Class B Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
5,725,000	0	0	0

•	7GC’s stockholders approved Proposal 3B, based on the following votes:

Class A Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,194,197	297,920	0	0

Class B Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
5,725,000	0	0	0

•	7GC’s stockholders approved Proposal 3C, based on the following votes:

Class A Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,194,197	297,920	0	0

Class B Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
5,725,000	0	0	0

•	7GC’s stockholders approved Proposal 3D, based on the following votes:

Class A Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,194,197	297,920	0	0

Class B Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
5,725,000	0	0	0

•	7GC’s stockholders approved Proposal 3E, based on the following votes:

Class A Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,194,197	297,920	5	0

Class B Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
5,725,000	0	0	0

•	7GC’s stockholders approved Proposal 3F, based on the following votes:

Class A Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,194,197	297,920	5	0

Class B Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
5,725,000	0	0	0

•	7GC’s stockholders approved Proposal 3G, based on the following votes:

Class A Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
2,194,197	297,920	0	0

Class B Common Stock

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
5,725,000	0	0	0

•	7GC’s stockholders approved the Director Election Proposal, based on the following votes:

Class I Directors:
Joseph Davy:	For: 7,919,197	Withheld: 297,920
Class II Directors:
Mason Ward:	For: 7,919,197	Withheld: 297,920
William Bryant:	For: 7,919,197	Withheld: 297,920
Class III Directors:
Paula Boggs:	For: 7,919,197	Withheld: 297,920
Jack Leeney:	For: 7,919,097	Withheld: 298,020

•	7GC’s stockholders approved the Nasdaq Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
7,919,197	297,920	0	0

•	7GC’s stockholders approved the Incentive Plan Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
7,754,888	297,920	164,309	0

•	7GC’s stockholders approved the ESPP Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
7,754,893	297,920	164,304	0

In connection with the Special Meeting, the Company also solicited proxies with respect to the Adjournment Proposal. Because the stockholder approval required for the Special Meeting was obtained for the Business Combination Proposal, the Binding Charter Proposal, the Advisory Charter Proposals, the Director Election Proposal, the Nasdaq Proposal, the Incentive Plan Proposal and the ESPP Proposal, as noted above, the Adjournment Proposal was rendered moot and not presented. No other matters were submitted to or voted on by the Company’s stockholders at the Special Meeting.

Item 7.01    Regulation FD Disclosure.

On December 15, 2023, the Company issued a press release announcing the consummation of the Business Combination with Banzai. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01    Other Events.

In connection with the Special Meeting and the Business Combination, holders of 3,207,428 shares of 7GC’s Class A common stock, par value $0.0001 per share (“7GC Class A Common Stock”), exercised their right to redeem their shares for cash at a redemption price of approximately $10.76 per share, for an aggregate redemption amount of $34,524,065.39.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release dated December 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2023

Banzai International, Inc.

By:	/s/ Joseph Davy
Name: Joseph Davy
Title: Chief Executive Officer